UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2025

Pioneer Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38991	83-4274253
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

652 Albany Shaker Road, Albany, New York		12211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (518) 730-3025

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PBFS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Pioneer Bancorp, Inc. (the “Company”) was held on May 20, 2025. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2025. Proposals 1, 2 and 3 were approved by the Company’s stockholders. The Company’s stockholders recommended one year for Proposal 4. Following the Annual Meeting of Stockholders, the board of directors of the Company determined to hold an advisory, non-binding stockholder vote on the compensation paid to the named executive officers annually until the next non-binding advisory vote on the frequency of non-binding advisory votes regarding the compensation of the Company’s named executive officers.

The final results of the stockholder vote were as follows:

1. Election of a director for a three-year term.

	For	Withheld	Broker Non-Votes
Eileen C. Bagnoli	20,765,791	1,575,693	1,499,600

2.	The ratification of the appointment of Bonadio & Co., LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
23,640,901	151,946	48,237	—

3.	The approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
20,857,226	1,338,049	146,209	1,499,600

4.	The approval of a non-binding advisory vote as to whether advisory votes on the Company’s named executive officer compensation should be held every year, every two years, or every three years.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
21,812,034	228,991	252,491	47,968	1,499,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PIONEER BANCORP, INC.

DATE: May 22, 2025	By:	/s/ Patrick J. Hughes
Patrick J. Hughes
Executive Vice President and Chief Financial Officer